SIXTH AMENDMENT TO CREDIT AGREEMENT,
LIMITED WAIVER AND CONSENT

                          This SIXTH AMENDMENT TO CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT (this “Amendment”), is made and entered into as of August 1, 2016 (the “Sixth Amendment Closing Date”), among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), the other Credit Parties party hereto, the financial institutions party hereto (collectively, the “Lenders” and individually each a “Lender”), and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as administrative agent for the Secured Parties (in such capacity, “Agent”), and as a Lender, and Swingline Lender.

W I T N E S S E T H:

                          WHEREAS, the Borrower, the other Credit Parties party thereto, the Lenders party thereto and Agent are parties to that certain Credit Agreement, dated as of March 31, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders committed to make certain loans and other financial accommodations to the Borrower upon the terms and conditions set forth therein;

                          WHEREAS, Northstar Healthcare Holdings, Inc. (“Holdings”), together with certain third party joint venture parties, invested in (the “Dallas JV Investment”) Athelite Holdings LLC, a Texas limited liability company (“Athelite”), which manages an ambulatory surgery center in Dallas formerly operated as Microsurgery Institute of Dallas, and as a result, Holdings directly owned 57.98% of the outstanding ownership interests of Athelite and Athelite directly owns 70% of the outstanding ownership interests of Dallas Metro Surgery Center LLC, a Texas limited liability company (“Dallas Metro”);

                          WHEREAS, Holdings transferred all of its ownership interests in Athelite to Borrower pursuant to the Bill of Sale, Assignment and Assumption Agreement, dated as of July 7, 2016, by and between Holdings and Borrower (the “Dallas Transfer”);

                          WHEREAS, a Default or an Event of Default, as applicable, has occurred pursuant to (a) Section 7.1(c) of the Credit Agreement due to (i) the Dallas JV Investment and the Credit Parties’ failure to comply with (x) Section 5.4 of the Credit Agreement, which prohibits Investments by the Credit Parties and their Subsidiaries and (y) Section 5.12(c) of the Credit Agreement, which prohibits Holdings from owning Stock or Stock Equivalents of any company other than Borrower and (ii) the Dallas Transfer and the Credit Parties’ failure to comply with (x) Section 5.2 of the Credit Agreement, which prohibits the sale, assignment, lease, conveyance, transfer, or disposition of any Property and (y) Section 5.6 of the Credit Agreement, which prohibits transactions with Affiliates and (b) Section 7.1(d) of the Credit Agreement due to the Dallas JV Investment and the Credit Parties’ failure to comply with (i) Section 4.3(j) of the Credit Agreement, which requires notice from the Borrower to Agent of the creation, establishment or acquisition of any Subsidiary and (ii) Section 4.13(b) of the Credit Agreement, which requires (among other things) the Credit Parties to deliver certain joinder and other documentation with respect to certain Domestic Subsidiaries and Foreign Subsidiaries (collectively, the “Dallas Defaults”);

                          WHEREAS, an Event of Default has occurred pursuant to Section 7.1(c) of the Credit Agreement due to Borrower’s failure to comply with the requirements set forth in Section 6.1 of the Credit Agreement (Leverage Ratio) for the period ended March 31, 2016 (as in effect prior to giving effect to this Amendment) (the “Financial Covenant Default”);

                          WHEREAS, an Event of Default has occurred pursuant to Section 7.1(c) of the Credit Agreement due to Borrower’s failure to comply with the requirements set forth in Section 5.4 of the Credit Agreement (including clause (k) of Section 5.4 of the Credit Agreement), which prohibits the Credit Parties from making certain Investments in excess of $500,000 in the aggregate at any one time (the “Other Investments Default”);

                          WHEREAS, an Event of Default has occurred pursuant to Section 7.1(c) of the Credit Agreement due to the Credit Parties’ failure to comply with Section 5.5 of the Credit Agreement (including clause (h) of Section 5.5 of the Credit Agreement), which prohibits Indebtedness of Nobilis Health Corp., a corporation formed under the laws of the province of British Columbia (“Parent”) pursuant to the Subordinated Guaranty from exceeding $7,000,000 (the “Plano Debt Default”);

                          WHEREAS, a Default or an Event of Default, as applicable, has occurred pursuant to Section 7.1(d) of the Credit Agreement due to the Credit Parties’ failure to comply with the requirements set forth in Section 4.5(i) of that certain Fourth Amendment to Credit Agreement dated as of March 11, 2016 (the “Fourth Amendment”), among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, and Agent, which requires the Credit Parties to have delivered, on or prior to June 9, 2016, evidence in form and substance satisfactory to Agent that the following UCC financing statements naming Victory Medical Center Houston, LP, as debtor, have been terminated: (A) file no. 14-0023553932 filed with the Texas Secretary of State on July 24, 2014 in favor of Signature Financial LLC and Bank of the West, (B) file no. 14-0028289165 filed with the Texas Secretary of State on September 4, 2014 in favor of Signature Financial LLC and Bank of the West, and (C) file no. 15-0013086246 filed with the Texas Secretary of State on April 28, 2015 in favor of Primedia Group, LLC (the “Financing Statements Default);

                          WHEREAS, an Event of Default has occurred pursuant to Section 7.1(c) of the Credit Agreement due to the Credit Parties’ failure to comply with Section 4.3(a) of the Credit Agreement, which requires notice from the Borrower to Agent of the occurrence or existence of any Default or Event of Default, including the Dallas Defaults, the Financial Covenant Default, the Other Investments Default, the Plano Debt Default and the Financing Statements Default (the “Notice Default” and, together with the Dallas Defaults, the Financial Covenant Default, the Other Investments Default, the Plano Debt Default and the Financing Statements Default, the “Specified Events of Default”);

                          WHEREAS, Parent and the Borrower desire to enter into a Purchase Agreement with L. Philipp Wall, M.D. P.C. (“Wall P.C.”), Arizona Center for Minimally Invasive Surgery, LLC (“ACMIS”), Arizona Vein & Vascular Center, LLC (“AVVC”), and L. Philipp Wall, individually (the “Arizona Purchase Agreement”) with the intent of acquiring, directly, or indirectly through newly-formed subsidiaries, all or substantially all of the assets of Wall P.C., ACMIS and AVVC;

                          WHEREAS, the Borrower and the other Credit Parties have requested that Agent and the Lenders (a) consent to certain Credit Parties entering into the Arizona Purchase Agreement, (b) amend the Credit Agreement in certain respects, as set forth herein, (c) waive the Specified Events of Default, and (d) waive the delivery of a Control Agreement with respect to Borrower’s equity interests in Athelite Holdings LLC; and

                          WHEREAS, Agent and the Lenders are willing to amend certain provisions of the Credit Agreement, consent to certain Credit Parties entering into the Arizona Purchase Agreement, and waive the Specified Events of Default, all subject to and in accordance with the terms and conditions specified herein.

                          NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant, and warrant as follows:

SECTION 1      DEFINITIONS.

            1.1        Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Credit Agreement unless otherwise defined herein.

SECTION 2     AMENDMENT.

            Subject to the terms and conditions of this Amendment, including, without limitation, the representations, warranties, and covenants in Section 6 hereof and the conditions precedent to the effectiveness of this Amendment in Section 7 hereof:

            2.1        Section 3.19, Section 3.21. Effective as of the Sixth Amendment Closing Date, each instance of the phrase “as of the Closing Date” set forth in Section 3.19 and Section 3.21 of the Credit Agreement is hereby deleted and replaced with the phrase “as of August 1, 2016”;

            2.2        Section 5.1. Effective as of the Sixth Amendment Closing Date, each instance of the phrase “on the Closing Date” set forth in Section 5.1 of the Credit Agreement is hereby deleted and replaced with the phrase “as of August 1, 2016”.

            2.3        Section 3.19. Effective as of the Sixth Amendment Closing Date, the first sentence of Section 3.19 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

            “Except as set forth in Schedule 3.19, as of August 1, 2016, no Credit Party and no Subsidiary of any Credit Party (a) has any Subsidiaries, (b) is engaged in any joint venture or partnership with any other Person, or (c) owns any Stock of any other Person.”

            2.4        Section 5.4(l) . Effective as of the Sixth Amendment Closing Date, Section 5.4(l) of the Credit Agreement is hereby amended by deleting the word “and” following “Northstar Healthcare Subco, LLC;”.

            2.5        Section 5.4(m) . Effective as of the Sixth Amendment Closing Date, clause (v) of Section 5.4(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     “(v)        unless otherwise agreed to in writing by the Agent, no later than three (3) Business Days prior to consummating such Investment, the Borrower Representative shall have delivered to the Agent a certificate signed by a Responsible Officer demonstrating, in reasonable detail, compliance with the foregoing clauses (i) through (iv); and”

            2.6        Section 5.4. Effective as of the Sixth Amendment Closing Date, Section 5.4 of the Credit Agreement is hereby amended by inserting the following text as Section 5.4(n):

     “one or more Investments which in the aggregate will not exceed $2,000,000 at any time outstanding in NH Anesthesia Health Network, PLLC.”

            2.7        Section 5.5(h) . Effective as of the Sixth Amendment Closing Date, Section 5.5(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

     “(h)        Indebtedness of Parent pursuant to the Subordinated Guaranty, which in no event shall exceed $7,050,000 at any time outstanding and shall at all times be subject to the Plano Subordination Agreement.”

            2.8        Section 6.1. Effective as of March 31, 2016, Section 6.1 of the Credit Agreement is hereby amended by replacing the Maximum Leverage Ratio set forth opposite March 31, 2016 with “3.05 to 1.00” .

            2.9        Section 11.1. Effective as of the Sixth Amendment Closing Date, Section 11.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Subsidiary” in its entirety as follows:

            “‘Subsidiary’ means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than fifty percent (50%) of the voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person; provided that (i) Plano Hospital shall not be considered a Subsidiary of any Credit Party until such time that the Plano Debt has been repaid in full and (ii) none of Athelite Holdings LLC, a Texas limited liability company, Dallas Metro Surgery Center LLC, a Texas limited liability company, and Nobilis Health Networks, Inc., a Texas nonprofit corporation, and their respective subsidiaries shall be considered a Subsidiary of any Credit Party.”

            2.10      Schedules to Credit Agreement and Guaranty and Security Agreement. The information set forth in Annex 1 hereby amends and restates in its entirety the information set forth in Schedules 1 through 5 to the Guaranty and Security Agreement and Schedules 3.19, 3.21 and 5.1 of the Credit Agreement. By acknowledging and agreeing to this Amendment, each of the undersigned hereby agrees that the information set forth in Annex 1 may be attached to the Guaranty and Security Agreement and the Credit Agreement, as applicable, and that the Collateral listed on Annex 1 to this Agreement shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations (as defined in the Guaranty and Security Agreement).

SECTION 3     CONSENT.

            In reliance upon the representations, warranties and covenants of the Credit Parties contained in Section 6 hereof, and subject to the satisfaction of each of the terms and conditions of this Amendment, including, without limitation, those set forth in Section 7 hereof, Agent and Lenders hereby consent to Parent and the Borrower entering into the Arizona Purchase Agreement, subject to the prior review and approval of the Arizona Purchase Agreement by Agent, in Agent’s sole discretion. The consent contained herein shall be limited precisely as written and relate solely to above-specified Credit Parties entering into the Arizona Purchase Agreement, and not, for the avoidance of doubt, the consummation of the transactions contemplated thereby, which transactions remain subject to the review and approval of the Lenders and Agent, unless expressly permitted under the Credit Agreement.

SECTION 4     LIMITED WAIVER.

            Subject to the satisfaction of each of the terms and conditions of this Amendment, including, without limitation, those set forth in Section 7 hereof, Agent and Lenders party hereto hereby waive the Specified Events of Default; provided that nothing in this Agreement is intended or shall be construed to be a waiver by Agent or Lenders of any Default or Event of Default that may currently exist or hereafter occur after giving effect to this Amendment, other than, in each case, the Specified Events of Default. Solely with respect to the Borrower’s Pledged Uncertificated Stock (as defined in the Guaranty and Security Agreement) in Athelite Holdings LLC, the Agent and the Lenders hereby waive the requirement set forth in Section 4.2 of the Guaranty and Security Agreement to deliver a Control Agreement.

SECTION 5     ACKNOWLEDGMENTS

            5.1        Acknowledgment of Obligations. All Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Credit Parties to the Lenders under any of the Loan Documents, are unconditionally owing by the Credit Parties, all without offset, defense or counterclaim of any kind, nature or description whatsoever.

            5.2        Acknowledgment of Liens. Each of the Credit Parties hereby acknowledges, confirms and agrees that Agent on behalf of the Lenders has and shall continue to have valid, enforceable and perfected first priority Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Credit Parties to Agent on behalf of the Lenders pursuant to the Loan Documents.

            5.3        Binding Effect of Documents. Each of the Credit Parties hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Credit Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and no Credit Party has a valid defense to the enforcement of such obligations and (c) Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for them in the Loan Documents and applicable law.

SECTION 6     REPRESENTATIONS, WARRANTIES AND COVENANTS

            Borrower and each of the other Credit Parties hereby further represent, warrant, and covenant with and to Agent and the Lenders as follows:

            6.1        Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by or on behalf of the Credit Parties to Agent and the Lenders in all of the Loan Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Person on the date hereof and in this Amendment, except to the extent that such representation and warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects as of such earlier date) and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement or this Amendment.

            6.2        Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to Agent and the Lenders by the Borrower and each of the other Credit Parties and are in full force and effect, as modified hereby.

            6.3        No Conflict, Etc. The execution and delivery and performance of this Amendment by the Borrower and each of the other Credit Parties will not violate any federal, state or any other material law, rule, regulation or order or material contractual obligation of such Person in any material respect and will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Collateral Documents or any Permitted Liens) on any of its Properties or revenues.

            6.4        Events of Default. No Events of Default, other than the Specified Events of Default, as waived in Section 4 of this Amendment, are continuing as of the date hereof. The parties hereto acknowledge, confirm, and agree that any material misrepresentation by any Credit Party or any failure of any Credit Party to comply with the covenants, conditions and agreements contained in this Amendment shall constitute an Event of Default under the Credit Agreement.

SECTION 7     CONDITIONS TO EFFECTIVENESS

            7.1        Conditions Precedent. The effectiveness of the terms and provisions of this Amendment shall be subject to each of the following conditions precedent having been satisfied as determined in Agent’s sole discretion prior to the Sixth Amendment Closing Date:

            (a)        Agent shall have received one or more counterparts of this Amendment, duly executed and delivered by the Credit Parties and the Lenders;

            (b)        Agent shall have received the final execution copy of the Arizona Purchase Agreement, in form and substance satisfactory to Agent, in its sole discretion; and

            (c)        All reasonable out-of-pocket costs and expenses referenced in Section 9.5 of the Credit Agreement that have been invoiced to the Borrower shall have been paid or reimbursed by the Borrower, including, without limitation, those relating to this Amendment.

            7.2        Conditions Subsequent. In addition, the Borrower shall satisfy (as determined in Agent’s sole discretion) the following conditions subsequent on or prior to August 22, 2016 (as such date may be extended by Agent in its sole discretion, the “Post-Closing Date”), provided that if the Borrower fails to satisfy such conditions subsequent by the Post-Closing Date, then this Amendment and the limited waiver set forth herein shall automatically and without further action be rendered null and void and the Specified Events of Default shall be reinstated ab initio, it being expressly agreed that the effect of such nullification and reinstatement will be to permit Agent and Lenders, in their sole discretion, to exercise any and all of their rights and remedies as if the limited waiver set forth herein never occurred; further provided that if the Borrower fails to satisfy the condition subsequent set forth in clause (a) below by the Post-Closing Date, the Borrower shall pay to Agent on the Post-Closing Date, a sum equal to 0.50% of the aggregate amount of the Commitments:

            (a)        The Borrower shall have delivered to Agent a joinder agreement with respect to Plano Hospital together with each other document, instrument and agreement related thereto as required pursuant to Section 4.13(b) of the Credit Agreement or as otherwise requested by Agent in its reasonable discretion; and

            (b)        The Borrower shall have delivered evidence in form and substance reasonably satisfactory to Agent that the following UCC financing statements naming Victory Medical Center Houston, LP, as debtor, have been terminated: (A) file no. 14-0023553932 filed with the Texas Secretary of State on July 24, 2014 in favor of Signature Financial LLC and Bank of the West and (B) file no. 14-0028289165 filed with the Texas Secretary of State on September 4, 2014 in favor of Signature Financial LLC and Bank of the West.

SECTION 8     [RESERVED].

SECTION 9     ADDITIONAL COVENANTS AND PROVISIONS OF GENERAL APPLICATION

            9.1        Effect of this Amendment. Except for the amendments, consents, and waivers expressly set forth and referred to in Section 2, Section 3, and/or Section 4, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified and confirmed by all parties hereto as of the date hereof. In the event of any conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Credit Party’s Obligations under or in connection with the Credit Agreement or any of the other Loan Documents or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other Liens on any Collateral for the Obligations. The Credit Agreement and this Amendment shall be read and construed as one agreement. Agent and Lenders hereby notify the Credit Parties that, effective from and after the date of this Amendment, Agent, and Lenders intend to enforce all of the provisions of the Loan Documents and that Agent and Lenders expect that the Credit Parties will strictly comply with the terms of the Loan Documents from and after this date.

            9.2        Costs and Expenses. The Credit Parties absolutely and unconditionally agree to pay to Agent, on demand by Agent at any time and as often as the occasion therefore may require, all reasonable and documented fees and out-of-pocket disbursements of any counsel to Agent in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection herewith and reasonable expenses which shall at any time be incurred or sustained by Agent or any of its respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection herewith.

            9.3        Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or reasonably desirable to effectuate the provisions and purposes of this Amendment.

            9.4        Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

            9.5        Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents delivered in connection therewith, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or the Lenders to rely upon them.

            9.6        Releases by Credit Parties. As a material inducement to Agent and the Lenders to enter into this Amendment and to grant concessions to the Credit Parties, all in accordance with and subject to the terms and conditions of this Amendment, each Credit Party:

            (a)        Does hereby remise, release, acquit, satisfy and forever discharge Agent and the Lenders and their subsidiaries and affiliates, and all of their respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns (each a “Releasee” and collectively, the “Releasees”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, arguments, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing or whether known or unknown, which any Credit Party now has or hereafter can, shall or may have by reason of any manner, cause or things, from the beginning of the world to and including the date of this Amendment, in each case, with respect to matters arising out of, in connection with or related to:

            (i)        any and all obligations owed or owing to any Releasee under any document evidencing financial arrangements by, among and between such Releasee and any Credit Party, relating to the Credit Agreement, and including, but not limited to, the administration or funding thereof;

            (ii)       the Credit Agreement and indebtedness evidenced and secured thereby; or

            (iii)      any other agreement or transaction between any Credit Party and any Releasee entered into in connection with the Credit Agreement.

            (b)        Does hereby covenant and agree never to institute or cause to be instituted or continued prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Releasee by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing release and covenant not to sue shall not apply to any claim arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment; and, further provided that the foregoing release and covenant not to sue shall not apply to any rights or claims, if any, of any third party creditors of any Credit Party. If any Credit Party or any of its successors, assigns, or designees violates the foregoing covenant, such Credit Party and its successors, assigns, and designees, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

            (c)        Does hereby expressly acknowledge and agree that the covenants and agreements of Agent and the Lenders contained in this Amendment shall not be construed as an admission of any wrongdoing, liability or culpability on the part of Agent or any Lender or as any admission by Agent or any Lender of the existence of claims by any Credit Party against Agent, the Lenders or any other Releasee. Each Credit Party, Agent and the Lenders acknowledge and agree that the value to the Credit Parties of the covenants, consents and agreements on the part of Agent and the Lenders contained in this Amendment substantially and materially exceed any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by the Credit Parties.

            (d)        Notwithstanding anything contained in this Amendment, the general release set forth in this Amendment shall not extend to and shall not include any duties or obligations of Agent or the Lenders in the Credit Agreement as modified by this Amendment or in any of the other Loan Documents.

            9.7        Entire Agreement. This Amendment (together with the other Loan Documents) expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, negotiations, correspondence and agreements of the parties regarding such subject matter.

            9.8        GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, INCLUDING, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING, ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

            9.9        Incorporation of Credit Agreement Provisions. The provisions contained in Sections 9.13, 9.14, 9.16, 9.18(b), 9.18(c), 9.18(d), 9.19, 9.23, and 9.24 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

            9.10      Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages to Follow]

                          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date first above written.

HEALTHCARE FINANCIAL SOLUTIONS, LLC (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as Administrative Agent, a Lender, and Swingline Lender

By: /s/ R. Hanes Whiteley
Name: R. Hanes Whiteley
Title: Duly Authorized Signatory

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

BORROWER:

NORTHSTAR HEALTHCARE
ACQUISITIONS, L.L.C.

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

CREDIT PARTIES:

NORTHSTAR HEALTHCARE HOLDINGS, INC.

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NOBILIS HEALTH CORP.

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE NORTHWEST HOUSTON MANAGEMENT, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE MANAGEMENT COMPANY, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE SURGERY CENTER – HOUSTON, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE SURGERY CENTER – SCOTTSDALE, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE SUBCO, L.L.C.

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE LIMITED PARTNER, L.L.C.

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE GENERAL PARTNER, L.L.C.

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

THE PALLADIUM FOR SURGERY – DALLAS, LTD.

By: Northstar Healthcare General Partner,
L.L.C., its sole general partner
By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

ATHAS HEALTH LLC

By: Northstar Healthcare Subco, L.L.C., its sole member

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

ATHAS ADMINISTRATIVE LLC

By: Athas Health LLC, its sole member

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

ATHAS HOLDINGS LLC

By: Athas Health LLC, its sole member

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

FIRST NOBILIS HOSPITAL MANAGEMENT, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NOBILIS HEALTH MARKETING, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

PEAK SURGEON INNOVATIONS, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

PEAK NEUROMONITORING ASSOCIATES – TEXAS II, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NOBILIS SURGICAL ASSIST, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

SOUTHWEST HOUSTON SURGICAL ASSIST, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

SOUTHWEST FREEWAY SURGERY CENTER, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

CENTRAL MEDICAL SOLUTIONS, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

PERIMETER ROAD SURGICAL HOSPITAL, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

HERMANN DRIVE SURGICAL HOSPITAL, LP

By: Northstar Healthcare General Partner,
L.L.C., its sole general partner

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

KUYKENDAHL ROAD SURGICAL HOSPITAL, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

PREMIER HEALTH SPECIALISTS, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

CONCERTIS, LLC

By: /s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SIXTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE